                                                      1933 Act File No. 33-31072
                                                      1940 Act File No. 811-5876



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                            Pre-Effective Amendment No.                 [ ]

                          Post-Effective Amendment No. 19               [X]

                                     and/or

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT       [X]
                                     OF 1940

                                 Amendment No. 18                       [X]


                          LORD ABBETT SERIES FUND, INC.
                          -----------------------------
                Exact Name of Registrant as Specified in Charter

              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (201) 395-2000
                  --------------------------------------------

           CHRISTINA T. SIMMONS, VICE PRESIDENT & ASSISTANT SECRETARY
              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
              ----------------------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b)
-----
  X      on May 1, 2001 pursuant to paragraph (b)
-----
         60 days after filing pursuant to paragraph (a) (1)
-----
         on (date) pursuant to paragraph (a) (1)
-----
         75 days after filing pursuant to paragraph (a) (2)
-----
         on (date) pursuant to paragraph (a) (2) of rule 485
-----

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a
-----    previously filed post-effective amendment.

LORD ABBETT                                       [GRAPHIC]
Series Fund


GROWTH AND INCOME
PORTFOLIO


May 1,
2001

PROSPECTUS



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                            TABLE OF CONTENTS
                                                                            Page

                      The Fund

What you should know        Goal                                              2
about the Fund              Principal Strategy                                2
                            Main Risks                                        2
                            Performance                                       3

                     Your Investment

Information for             Purchases and Redemptions                         4
managing your Fund          Distributions and Taxes                           4
account                     Services Agreement                                5
                            Management                                        5

                 For More Information

How to learn more           Other Investment Techniques                       6
about the Fund              Recent Performance                                7

                Financial Information

                            Financial Highlights                              9
                            Line Graph Comparison                             10

How to learn more           Back Cover
about the Fund and
other Lord Abbett
Funds

                                    THE FUND

GOAL

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL STRATEGY


To pursue this goal, the Fund purchases stocks of large, seasoned, U.S. and multinational companies which we believe are undervalued. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of these companies. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. The Fund chooses stocks using:


- QUANTITATIVE RESEARCH to identify stocks we believe represent the best bargains


- FUNDAMENTAL RESEARCH to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations

- BUSINESS CYCLE ANALYSIS to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions.

The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forgo some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.


While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company value stocks may limit our downside risk because value stocks in theory are already underpriced, and large, seasoned company stocks tend to be less volatile than small company stocks.


We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.


While typically fully invested, at times, the Fund may invest temporarily in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS


The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and large company stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


[SIDENOTE]

WE OR THE FUND refers to the Growth and Income Portfolio, one of four separate portfolios of the Lord Abbett Series Fund, Inc. (the "Company").


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.


LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.


VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.


SMALL COMPANIES are often new and less established, with a tendency to be faster-growing but more volatile and less liquid than large company stocks.


GROWTH STOCKS are stocks that exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than value stocks.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2  The Fund

                                                     GROWTH AND INCOME PORTFOLIO

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class VC shares from calendar year to calendar year. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This chart does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less.

BAR CHART (PER CALENDAR YEAR) -- CLASS VC SHARES

91     27.0%
92     15.6%
93     14.8%
94      2.8%
95     29.8%
96     19.5%
97     24.4%
98     12.8%
99     16.7%
00     15.8%

BEST QUARTER       4th Q '98   17.0%
WORST QUARTER      3rd Q '98  -12.2%

The table below shows how the average annual total returns of the Fund's Class VC shares compared to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000


SHARE CLASS                                 1 YEAR      5 YEARS    10 YEARS
Class VC shares                             15.70%       17.83%      17.71%
----------------------------------------------------------------------------
S&P 500 Index(1)                            -9.10%       18.33%      17.44%
----------------------------------------------------------------------------
S&P Barra Value Index(1)                     6.08%       16.81%      16.88%
----------------------------------------------------------------------------


(1) Performance for the unmanaged S&P 500 Index and S&P Barra Value Index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.



                                                                      The Fund 3

                                YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

This Prospectus offers one class of shares: Variable Contract ("Class VC"). Currently, these shares are sold only to separate accounts of insurance companies at net asset value ("NAV"). These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares. In selecting broker/dealers to execute transactions for the Fund's portfolio, if two or more broker/dealers are considered capable of best execution, the Fund may prefer the broker/dealer which has sold Fund shares through the sale of such Variable Contracts.

DISTRIBUTIONS AND TAXES


The Fund expects to pay its shareholders dividends from its net investment income and distribute net capital gains (if any) as "capital gains distributions" on an annual basis.


The Fund intends to comply with the diversification requirements, contained in
Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury regulations thereunder, that apply to investments by variable annuity contracts and variable life insurance contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55 percent of the value of its total assets in the securities of a single issuer; more than 70 percent of the value of its total assets in the securities of any two issuers; more than 80 percent of the value of its total assets in the securities of any three issuers; or more than 90 percent of the value of its total assets in the securities of any four issuers. For purposes of these requirements, all securities of the same issuer are considered a single investment. In the case of government securities, each U.S. Governmental agency or instrumentality is generally treated as a seperate issuer. If the Fund fails to satisfy these diversification requirements, on the last day of a quarter of a calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.


For information about the federal income tax treatment of distributions to the separate accounts that hold shares in the Fund, please refer to the prospectus for the variable annuity or insurance contract applicable to your investment.


Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


[SIDENOTE]

NAV per Class VC share is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Directors of the Company.

VARIABLE CONTRACTS - usually variable annuities or variable life insurance - allow contract holders to invest a portion of the premiums in mutual funds in order to take advantage of fluctuations in the stock market.


4  Your Investment

SERVICES AGREEMENT

Insurance companies will be compensated up to .25 of 1% to service and maintain shareholder accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semi-annual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.

MANAGEMENT

The Fund's investment adviser is Lord, Abbett & Co. ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

Lord Abbett is entitled to a management fee at an annual rate of .50 of 1% of the Fund's average daily net assets. The fee is calculated daily and payable monthly. For the fiscal year ended December 31, 2000, the fee paid to Lord Abbett was at an annual rate of .50 of 1%. Lord Abbett may waive its management fee and/or advance other expenses of the Fund. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.


INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The investment management team is headed by Robert G. Morris, W. Thomas Hudson and Eli Salzmann, each a Partner of Lord Abbett, Messrs. Morris and Hudson have been with Lord Abbett for more than five years. Mr. Salzman joined Lord Abbett in 1997; prior to that he was a Vice President with Mutual of America Capital Corp. from 1996 to 1997, and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1991 to 1996.



                                                               Your Investment 5

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

This section describes some of the investment techniques that might be used by the Fund and their risks.

ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks generally associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

DEBT SECURITIES. The Fund may invest in debt securities such as bonds, debentures, government obligations, commercial paper and pass-through instruments. When interest rates rise, prices of these investments are likely to decline, and when interest rates fall, prices tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund.


DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.


EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.


FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.



6  For More Information

HIGH YIELD DEBT SECURITIES. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. The Fund will not invest more than 5% of its assets in high yield debt securities.


OPTIONS TRANSACTIONS. The Fund may purchase and write put and call options on equity securities that are traded on national securities exchanges. A Fund will not purchase an option if, as a result of such purchase, more than 5% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.


RISKS OF OPTIONS TRANSACTIONS. Transactions, if any, in options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and a fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the Fund in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.


SHORT-TERM FIXED-INCOME SECURITIES. The Fund is authorized to invest temporarily in certain short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.


RECENT PERFORMANCE

The following is a discussion of performance for the 12-month period ended December 31, 2000.


Equity markets were quite friendly to value investors during most of 2000. After a tumultuous first quarter, during which many investors were still caught up in the "momentum investing" craze of 1999, equity markets experienced a considerable turnaround. After a period in which company fundamentals, valuations, and interest rates were all but ignored, investors experienced a radical shift in attitude toward equity investing. Several traditional, "old-economy" sectors saw the tide of investment dollars flow back, as many investors focused on reallocating their growth- or tech-heavy portfolios to include companies with realized earnings, realistic growth forecasts and reasonable valuations. As corporate earnings shortfalls became widespread and fears of a recession set in, the obsession with speculative technology and Internet stocks, as well as with many large-cap growth stocks faded drastically.


Over the course of the year, we made few major sector changes to the portfolio, but instead focused on the stocks of companies that have reacted favorably to the present macroeconomic and market environment -- namely, a slowing U.S. economy, stabilizing


                                                          For More Information 7
interest rates and a return to fundamental value investing. As a result, we were able to significantly outperform the S&P 500/BARRA Value Index on a year-to-date basis.


Still feeling the effects of the huge market upsurges of 1999, the technology company stocks we held continued to be the shining stars in the portfolio during the first quarter of 2000. However, while we enjoyed the performance of many of our technology stocks, we had to pay close attention to accelerating valuations and, in some cases, sold off positions when stock prices appreciated to where we believed they were fully valued. We reallocated most of our profits to select investments in undervalued "old economy" stocks in basic industries, utilities and financial services (especially insurance stocks) where we saw more intrinsic value. This decision proved to be wise, as the technology sector began a nine-month-long valuation correction and subsequent market sell-off.


Thereafter, we stuck with our decision to remain with stocks of companies in more "defensive" sectors that could potentially provide stable returns -- namely financial services and electric utilities. Stocks of electric utility companies contributed considerably to the portfolio's positive performance for the year, and our insurance company holdings benefited from strong underlying fundamentals and the potential for significant industry consolidation. Our stocks in healthcare companies, which are staples of consumer spending regardless of the state of the economy, performed quite well for the portfolio.


Stocks of energy companies performed very well for the portfolio year-to-date, and our holdings in stocks of companies involved in the production of industrial goods and basic materials finally came into their own during the fourth quarter, many of them posting double-digit gains. These sectors contained some of our "old favorites," and many of these names have only recently been garnering the interest of growth-weary investors. Thematically, we have seen an upturn in stocks of companies involved in aerospace due to increases in defense spending. We anticipate that these sectors will react favorably following the recent period of slower economic growth.


On the other hand, while we remained significantly underweighted in stocks of technology and telecommunications companies relative to the Index, our remaining exposure in these beleaguered sectors hurt the portfolio slightly. Telecommunication sevices companies experienced especially difficult times, as price competition caused several companies to miss earnings estimates and revise future growth forecasts.



8  For More Information

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended December 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 2000, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share. The total return information for the portfolio shown in the table below does not reflect expenses of a separate account or any variable contracts. If such charges were included, the total return figures would be lower for all periods shown.


---------------------------------------------------------------------------------------------------------------------------
                                                                   GROWTH AND INCOME PORTFOLIO - CLASS VC
                                                 --------------------------------------------------------------------------
                                                                          Year Ended December 31,
Per Share Operating Performance:                  2000            1999                1998               1997        1996
NET ASSET VALUE, BEGINNING OF YEAR               $22.16          $20.65              $19.51             $17.02      $15.24
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
 Net investment Income                             .22(b)           .52(b)              .36(b)             .39(b)      .41
---------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
---------------------------------------------------------------------------------------------------------------------------
  gain on investments                             3.27             2.90                2.15               3.76        2.56
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  3.49             3.42                2.51               4.15        2.97
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                            (.20)            (.42)               (.32)              (.34)       (.36)
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                  --            (1.49)              (1.05)             (1.32)       (.83)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                               (.20)           (1.91)              (1.37)             (1.66)      (1.19)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $25.45           $22.16              $20.65             $19.51      $17.02
---------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                  15.78%           16.74%              12.82%             24.34%      19.49%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions           1.02%             .87%                .51%               .52%        .52%
---------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions           1.03%             .87%                .51%               .52%        .52%
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                             .97%            2.15%               1.78%              2.02%       2.32%
---------------------------------------------------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                 --------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                2000            1999                1998              1997         1996
NET ASSETS, END OF YEAR (000)                  $81,889          $36,192            $714,274           $512,438    $303,982
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                          42.00%          188.35%              76.62%             43.09%      48.93%
---------------------------------------------------------------------------------------------------------------------------


(a)  Total return assumes the reinvestment of all distributions.
(b)  Calculated using average shares outstanding during the year.



                                                         Financial Information 9

LINE GRAPH COMPARISON

Immediately below is a comparison of a $10,000 investment in Class VC shares to the same investment in the S&P 500 Index and the S&P Barra Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less.


Past performance is no guarantee of future results.

                    The Fund
                (Class VC shares)           S&P 500           S&P Barra
                at net asset value          Index(1)        Value Index(1)
12/31/1990           $10,000                $10,000            $10,000
12/31/1991           $12,699                $13,039            $12,256
12/31/1992           $14,682                $14,032            $13,546
12/31/1993           $16,857                $15,443            $16,065
12/31/1994           $17,322                $15,646            $15,965
12/31/1995           $22,486                $21,518            $27,871
12/31/1996           $26,872                $26,456            $28,682
12/31/1997           $33,390                $35,279            $34,683
12/31/1998           $37,773                $45,369            $39,775
12/31/1999           $44,102                $54,911            $44,833
12/31/2000           $51,060                $49,913            $47,560

Fiscal Year-end 12/31


                         Average Annual Total Return
                  For The Periods Ending December 31, 2000

                  1 YEAR               5 YEAR                  10 YEARS
-----------------------------------------------------------------------------
Class VC          15.70%               17.83%                    17.71%
-----------------------------------------------------------------------------


(1) Performance for the unmanaged S&P500 Index and S&P Barra Value Index does reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 12/31/90.



10  Financial Information

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract Plan. More information on this Fund is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus). Both the SAI and the prospectus may be obtained, without charge, by writing to the Fund or by calling: 800-342-6307 with respect to Variable Contracts of Conseco (formerly known as Great American Reserve Insurance Company); 800-752-7215 with respect to the Variable Contracts of Sun Life of Canada (U.S.); 800-272-1642 with respect to the Variable Contracts of Midland National Life Insurance Company; and 800-499-0713 (ext. 9219) with respect to First Variable Life Insurance Company.


[SIDENOTE]

TO OBTAIN INFORMATION


BY TELEPHONE. Call the Fund at:
888-522-2388


BY MAIL. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com


Text only versions of
Fund documents can be
viewed online or
downloaded from:
SEC
www.sec.gov

You can also obtain
copies by visiting
the SEC's Public
Reference Room in
Washington, DC
(phone 202-942-8090)
or by sending your
request and a
duplicating fee to
the SEC's Public
Reference Section,
Washington, DC
20549-6009 or by
sending your request
electronically to
publicinfo@sec.gov.

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio



                                                               LASF-1-501 (5/01)


SEC FILE NUMBERS: 811-5876


                LORD ABBETT [GRAPHIC]
                INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

  Lord Abbett Mutual Fund shares are distributed by:
            LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street o Jersey City, New Jersey 07302-3973

LORD ABBETT                                           [LORD ABBETT LOGO]
Series Fund


INTERNATIONAL PORTFOLIO



May 1,2001


PROSPECTUS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page

                                   THE FUND

             What you should know       Goal                                2
                   about the Fund       Principal Strategy                  2
                                        Main Risks                          2
                                        Performance                         3

                               YOUR INVESTMENT

         Information for managing       Purchases and Redemptions           4
                your Fund account       Distributions and Taxes             4
                                        Services Agreement                  5
                                        Management                          5

                               FOR MORE INFORMATION

                How to learn more       Other Investment Techniques         6
                   about the Fund       Recent Performance                  8

                               FINANCIAL INFORMATION

                                        Financial Highlights                9
                                        Line Graph Comparison               10


      How to learn more about the       Back Cover
 Fund and other Lord Abbett Funds

                                    THE FUND
GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund invests in stocks of companies principally based outside the United States. Under normal conditions, at least 80% of the Fund's assets will be invested in stocks of companies headquartered in at least three different countries outside the United States.

     The Fund intends to invest primarily in stocks of small companies, those with market capitalizations of less than $2.5 billion, although the Fund may also invest in stocks of larger companies. In selecting investments for the Fund, we look for:

     - developing global trends to identify industries that will produce above-trend sales growth

     - companies we see as having the best potential for sales and profit growth

     -  companies whose shares are attractively valued.

     The Fund may temporarily reduce its stock holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. This could potentially reduce the Fund's ability to benefit from an upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, such as market risk. This means the value of your investment in the Fund will fluctuate in response to movements in the securities markets in general and to the changing prospects of individual companies in which the Fund invests. Although some of the companies in which the Fund may invest may exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile and may drop in value if earnings and revenue growth do not meet expectations. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management, limited product lines, unproven track records, and limited financial resources. Their securities may carry increased market, liquidity, and other risks.

     Foreign securities may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets which may increase the degree of market risk associated with them. Foreign securities may also be subject to liquidity, currency and political risk. The Fund may, but is not required to attempt to hedge currency risk through the use of foreign currency forwards and options. Such hedges, if used, may not work as planned, however.

     Investing in both small and international companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

WE OR THE FUND refers to the Inter-national Portfolio, one of four separate portfolios of the Lord Abbett Series Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

SMALL COMPANIES are often new and less established, with a tendency to be faster-growing but more volatile and less liquid than large company stocks.

FOREIGN SECURITIES are securities that are primarily traded outside the United States. Foreign securities clearance, settlement procedures and trading practices may be different from those in the United States, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.

2  The Fund

                                                         INTERNATIONAL PORTFOLIO

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class VC shares from calendar year to calendar year. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This chart does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less.


[CHART]

Bar Chart (per calendar year) -- Class VC Shares

00            -25.1%

BEST QUARTER  1st Q '00     10.2%
WORST QUARTER 4th Q '00    -20.8%


     The table below shows how the average annual total returns of the Fund's Class VC shares compared to those of a broad-based securities market index.


         AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000

-----------------------------------------------------------------------------------------
SHARE CLASS                                                       1 YEAR  SINCE INCEPTION
Class VC shares(1)                                                 -25.00%      -2.40%
-----------------------------------------------------------------------------------------
Morgan Stanley Capital International European
Australasia and Far East Index ("MSCI EAFE Index")(2)              -13.96%       0.57%(3)
-----------------------------------------------------------------------------------------

(1) The date of inception for Class VC is 9/15/99.
(2) Performance for the unmanaged MSCI EAFE Index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) This represents total return for the period 9/30/99 to 12/31/00, to correspond with the Fund's inception date.

                                                                     The Fund  3

                                YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

     This Prospectus offers one class of shares named International Portfolio that is also referred to in this prospectus as Class VC. Currently, these shares are sold only to separate accounts of insurance companies at net asset value ("NAV"). These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares. In selecting broker/dealers to execute transactions for the Fund's portfolio, if two or more broker/dealers are considered capable of best execution, the Fund may prefer the broker/dealer which has sold Fund shares through the sale of such Variable Contracts.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income and distribute net capital gains (if any) as "capital gains distributions" on an annual basis.

     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury regulations thereunder, that apply to investments by variable annuity contracts and variable life insurance contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55 percent of the value of its total assets in the securities of a single issuer; more than 70 percent of the value of its total assets in the securities of any two issuers; more than 80 percent of the value of its total assets in the securities of any three issuers; or more than 90 percent of the value of its total assets in the securities of any four issuers. For purposes of these requirements, all securities of the same issuer are considered a single investment. In the case of government securities, each U.S. Governmental agency or instrumentality is treated as a separate issuer. If the Fund fails to satisfy these diversification requirements, on the last day of a quarter of the calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.

     For information about the federal income tax treatment of distributions to the separate accounts that hold shares in the Fund, please refer to the prospectus for the variable annuity or insurance contract applicable to your investment.

     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

NAV per Class VC share is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Directors of the Company.

VARIABLE CONTRACTS - usually variable annuities or variable life insurance - allow contract holders to invest a portion of the premiums in mutual funds in order to take advantage of fluctuations in the stock market.

4  Your Investment

SERVICES AGREEMENT

     Insurance companies will be compensated up to .25 of 1% to service and maintain shareholder accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semi-annual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co. ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Lord Abbett is entitled to a management fee at an annual rate of 1% of the Fund's average daily net assets. The fee is calculated daily and payable monthly. For the fiscal year ended December 31, 2000, Lord Abbett waived its entire management fee and subsidized the other expenses of the Fund. Lord Abbett may stop waiving the management fees and subsidizing the other expenses at anytime. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett entered into a Sub-Investment Management Agreement with Fuji-Lord Abbett International, Ltd. ("sub-adviser"). Lord Abbett had a minority interest in the sub-adviser, but disposed of its interest in December 2000. The sub-adviser changed its name to Fuji Investment Management Co. (Europe) Ltd. Effective June 1, 2001, the Fund will terminate its Sub-Investment Management Agreement with Fuji Investment Management Co. (Europe) Ltd. After this termination, Lord Abbett, the Fund's investment adviser, will manage the Fund. Lord Abbett is obligated to pay the sub-adviser a monthly fee equal to one-half of Lord Abbett's fee.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Christopher J. Taylor is Managing Director of the sub-adviser of the Fund. Mr. Taylor has been employed by the sub-adviser and its predecessor companies since 1987.

     Effective June 1, 2001, Ingrid C. Holm, Investment Manager with Lord Abbett, will head the team. Ms. Holm joined Lord Abbett in 2001. Before joining Lord Abbett, Ms. Holm was an International Portfolio Manager at Batterymarch Financial Management, Inc. from 2000 to 2001; prior thereto she held various positions at the Prudential Insurance Company of America, most recently as a Global Equity Portfolio Manager.


                                                              Your Investment  5

                                                            FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Fund and their risks.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks generally associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


     EMERGING COUNTRIES RISK. The Fund may invest in emerging country securities. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investing in the securities of issuers located in certain emerging countries may involve a risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. These risks are not normally associated with investments in more developed countries.


     FOREIGN CURRENCY TRANSACTIONS. The Fund may purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although the Fund does not normally engage in extensive currency hedging, it may use foreign currency transactions to seek to protect against anticipated changes in future foreign currency exchange rates. It may be difficult or impractical to hedge currency risk in many emerging countries.


     The Fund usually would not enter into a forward contract with a term greater than one year. Under some circumstances, the Fund may commit a substantial portion of the entire value of its portfolio to the completion of forward contracts.


     The use of foreign currency transactions is subject to the general risk that the investment managers will not accurately predict currency movements, and cause a reduction in the Fund's return or a loss. In addition, forward foreign currency exchange contracts and other privately negotiated currency instruments offer less protection against defaults than is available for currency instruments traded on an exchange. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short peri-


6  For More Information
     ods of time, causing the NAV of the Fund to fluctuate. Currency exchange rates may be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, it may seek Board authorization to engage in financial futures contracts and related options transactions for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified financial instrument at a specific future date and price on an exchange or in over the counter market ("OTC"). The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


     OPTIONS TRANSACTIONS. The Fund may purchase and write put and call options on equity securities that are traded on national securities exchanges and on related indices. The Fund will not purchase an option if, as a result of such purchase, more than 5% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 25% of its net assets. The Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.


     RISKS OF FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and a fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by a Fund in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.

     SHORT-TERM FIXED-INCOME SECURITIES. The Fund is authorized to invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.



                                                         For More Information  7

RECENT PERFORMANCE

     The following is a discussion of performance for the 12-month period ended December 31, 2000.


     Although the economic background in Europe and the Far East proved to be relatively benign, the stocks of small international companies fell sharply during 2000. This slide was particularly severe in the summer and autumn months, as nervous investors shunned technology stocks, which had disappointed them with high valuations and missed earnings estimates. In addition, companies that had substantial investments in U.S. technology companies were also hurt badly as the U.S.'s technology-heavy NASDAQ market experienced a severe correction of its own during the year. In addition, the amounts paid for third-generation mobile licenses in the U.K. triggered concerns regarding the telecommunication sector's future profitability, thus causing a sell-off. The year as a whole was characterized by extreme volatility for small-cap international stocks due to a combination of their generally lower liquidity and higher weightings in the various technology sectors.


     For the fiscal year the International Portfolio underperformed the MSCI World Ex U.S. Index.(1) On the whole, the Portfolio benefited from its Japanese, Canadian, Australian and select European holdings, as well as low exposure to poor performing emerging markets and peripheral European regions. On the other hand, the portfolio was badly hit by its U.K. positions during the period. It should be noted, however, that much of our poor performance could be attributed to individual company factors rather than general sector-based problems.


     Takeover activity led the stocks of many capital equipment and aerospace companies to rebound from their lows earlier this year, which helped contribute to our performance during the period. We were also pleased with the performance of the stocks of select computer hardware companies, where increased demand helped performance.


     Conversely, rising oil prices adversely affected the stocks of materials and chemical companies, which performed poorly, as higher raw materials prices (such as oil) hurt the prices of these stocks. Our exposure to steel companies also hurt performance due to a combination of increasing competition and declining demand, forcing the prices of the stocks of many of these companies lower. A shortage in handset hardware and issues surrounding digital operating license payments also affected the stock prices of many telecom companies, thus detracting from overall performance.


     In the short-term, we expect that conditions will remain unfavorable for smaller capitalized stocks given investor nervousness over next year's global economic prospects and the lower level of funds available for investment. However, we believe that these economic factors will prove less of a hindrance than most anticipate, particularly outside of the U.S., as moderate economic growth, corporate restructuring, and more favorable monetary policies will still drive above-average profit growth for leading firms. If this scenario proves correct, we believe the prices of the latter should either continue to appreciate or rebound strongly from their currently depressed levels. Also, the recent price volatility has created some valuation anomalies that will give us new opportunities to purchase shares in select undervalued companies with excellent medium- to long-term growth potential.


(1) The MSCI World Ex U.S. Index includes stocks traded in Europe, Australia, the Far East, Canada and South Africa. The index is weighted by market capitalization, is unmanaged and not available for direct investment.


8  For More Information

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period ended December 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the period ended December 31, 2000, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share. The total return information for the portfolio shown in the table below does not reflect expenses of a separate account or any variable contracts. If such charges were included, the total return figures would be lower for the period shown.



---------------------------------------------------------------------------------------------------------------------------
                                                                                INTERNATIONAL PORTFOLIO - CLASS VC
                                                           ----------------------------------------------------------------
                                                                                     PERIOD ENDED DECEMBER 31,
Per Share Operating Performance:                                                    2000             1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $11.86             $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                .17(b)            .03(b)
---------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments                             (3.15)             2.88
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                    (2.98)             2.91
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                               (.24)             (.03)
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                   (.08)            (1.02)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                  (.32)            (1.05)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                      $8.56            $11.86
---------------------------------------------------------------------------------------------------------------------------
Total Return(c)                                                                    (25.05)%           29.39%(d)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions                                    .00%              .00%(d)
---------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions                                   2.37%             1.53%(d)
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                               1.49%              .27%(d)
---------------------------------------------------------------------------------------------------------------------------
                                                                                     PERIOD ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------
SUPPLEMENTAL DATA:                                                                  2000             1999(a)
NET ASSETS, END OF PERIOD (000)                                                     $824              $663
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                             18.68%            38.29%
---------------------------------------------------------------------------------------------------------------------------


(a)      From commencement of operations for Class VC: 9/15/99.
(b)      Calculated using average shares outstanding during the period.
(c)      Total return assumes the reinvestment of all distributions.
(d)      Not annualized.



                                                        Financial Information  9

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class VC shares to the same investment in the MSCI EAFE Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less.


Past performance is no guarantee of future results.


                     The Fund                 MSCI
                 (Class VC shares)            EAFE
                at net asset value           Index(1)
  9/15/1999           $10,000
  9/30/1999           $10,080                $10,000
 12/31/1999           $12,939                $11,705
  3/31/2000           $14,280                $11,899
  6/30/2000           $12,574                $11,243
  9/30/2000           $12,242                $10,342
 12/31/2000            $9,697                $10,071

                 Fiscal Year-end 12/31

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURN
                 FOR THE PERIODS ENDING DECEMBER 31, 2000


                                       1 YEAR               10 YEARS (OR LIFE)
------------------------------------------------------------------------------
Class VC(2)                             -25.00%                    -2.40%
------------------------------------------------------------------------------


(1) Performance for the unmanaged MSCI EAFE Index does reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 9/30/99.
(2)  The Class VC shares were first offered on 9/15/99.

10  Financial Information

ADDITIONAL INFORMATION


This prospectus is intended for use in connection with a Variable Contract Plan. More information on this Fund is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Fund, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus). Both the SAI and the prospectus may be obtained, without charge, by writing to the Fund or by calling 800-272-1642 with respect to the Variable Contracts of Midland National Life Insurance Company; and 800-752-7215 with respect to the Variable Contracts of Sun Life of Canada (U.S.).


To Obtain Information


BY TELEPHONE.  Call the Fund at:
888-522-2388

BY MAIL.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.

www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from:

SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

[LORD ABBETT LOGO]
LORD ABBETT
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

Lord Abbett Mutual Fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973


Lord Abbett Series Fund, Inc.

International Portfolio


SEC FILE NUMBERS: 811-5876


LASF-INT-1-501
(5/01)

LORD ABBETT
Series Fund



Mid-Cap Value Portfolio



















[GRAPHIC]


May 1, 2001


PROSPECTUS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               Table of Contents



The Fund                                                  Page


What you should know about the Fund
Goal                                                       2
Principal Strategy                                         2
Main Risks                                                 2
Performance                                                3



Your Investment

Information for managing your Fund account
Purchases and Redemptions                                  4
Distributions and Taxes                                    4
Services Agreement                                         5
Management                                                 5



For More Information

How to learn more about the Fund

Other Investment Techniques                                6
Recent Performance                                         7




Financial Information


Financial Highlights                                       8
Line Graph Comparison                                      9




How to learn more about the Fund and other Lord Abbett Funds
Back Cover

                                    The Fund

GOAL

     The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL STRATEGY


     Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of mid-sized companies, with market capitalizations of roughly $500 million to $10 billion. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. Generally, the Fund, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:


     -   changes in economic and financial environment

     -   new or improved products or services

     -   new or rapidly expanding markets

     -   changes in management or structure of the company

     -   price increases for the company's products or services

     - improved efficiencies resulting from new technologies or changes in distribution

     - changes in government regulations, political climate or competitive conditions


     While typically fully invested, at times, the Fund may invest temporarily in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from realizing its investment objective.



MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger more established companies. Our portfolio may perform differently than the market as a whole and other types of stocks, such as growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]
WE OR THE FUND refers to the Mid-Cap Value Portfolio, one of four separate portfolios of the Lord Abbett Series Fund, Inc. (the "Company").


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.



VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.



GROWTH STOCKS are stocks that exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than value stocks.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 | The Fund

                                                         Mid-Cap Value Portfolio


PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.



     The bar chart shows changes in the performance of the Fund's Class VC shares from calendar year to calendar year. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This chart does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less.


[BAR CHART]

Bar Chart (per calendar year) -- Class VC Shares

                       52.5%
                         00

BEST QUARTER   4th Q '00   14.7%        WORST QUARTER   2nd Q '00   7.1%



     The table below shows how the average annual total returns of the Fund's Class VC shares compared to those of two broad-based securities market indices.



Average Annual Total Returns Through December 31, 2000



SHARE CLASS                                                       1 YEAR  SINCE INCEPTION
-----------                                                       ------  ---------------
Class VC shares(1)                                                  52.40%      37.07%

Russell Mid-Cap Index(2)                                             8.25%      21.00%(3)

S&P MidCap 400/Barra Value Index(2)                                 27.84%      28.75%(3)



(1) The date of inception for Class VC is 9/15/99.
(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) This represents total returns for the period 9/30/99 to 12/31/00, to correspond with the Fund's inception date.



                                                                    The Fund | 3

                                Your Investment


PURCHASES AND REDEMPTIONS


     This prospectus offers one class of shares named Mid-Cap Value Portfolio that is also referred to in this prospectus as Class VC. Currently, these shares are sold only to separate accounts of insurance companies at net asset value ("NAV"). These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares. In selecting broker/dealers to execute transactions for the Fund's portfolio, if two or more broker/dealers are considered capable of best execution, the Fund may prefer the broker/dealer which has sold Fund shares through the sale of such Variable Contracts.

DISTRIBUTIONS AND TAXES


     The Fund expects to pay its shareholders dividends from its net investment income and distribute net capital gains (if any) as "capital gains distributions" on an annual basis.



     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury regulations thereunder, that apply to investments by variable annuity contracts and variable life insurance contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55 percent of the value of its total assets in the securities of a single issuer; more than 70 percent of the value of its total assets in the securities of any two issuers; more than 80 percent of the value of its total assets in the securities of any three issuers; or more than 90 percent of the value of its total assets in the securities of any four issuers. For purposes of these requirements, all securities of the same issuer are consedered a single investment. In the case of government securities, each U.S. Governmental agency or instrumentality is generally treated as a separate issuer. If the Fund fails to satisfy these diversification requirements on the last day of a quarter of the calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.



     For information about the federal income tax treatment of distributions to the separate accounts that hold shares in the Fund, please refer to the prospectus for the variable annuity or insurance contract applicable to your investment.



     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


[SIDENOTE]


NAV per Class VC share is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Directors of the Company.


VARIABLE CONTRACTS - usually variable annuities or variable life insurance - allow contract holders to invest a portion of the premiums in mutual funds in order to take advantage of fluctuations in the stock market.




4 | Your Investment

SERVICES AGREEMENT

     Insurance companies will be compensated up to .25 of 1% to service and maintain shareholder accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semi-annual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co. ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Lord Abbett is entitled to a management fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is calculated daily and payable monthly. For the fiscal year ended December 31, 2000, Lord Abbett waived its entire management fee and subsidized the other expenses of the Fund. Lord Abbett may stop waiving the management fees and subsidizing the other expenses at anytime. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.



     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Edward von der Linde, Investment Manager, heads the team, the other senior members of which are Eileen Banko, Howard Hansen, and David Builder. Mr. von der Linde, Mr. Hansen and Ms. Banko have been with Lord Abbett for more than five years. Mr. Builder joined Lord Abbett in 1998; prior to that he was an analyst at Bear Stearns from 1996 to 1998 and at Weiss Peck & Greer from 1994 to 1995.



                                                             Your Investment | 5

                              For More Information


OTHER INVESTMENT TECHNIQUES




     This section describes some of the investment techniques that might be used by the Fund and their risks.



     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks generally associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.



     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.



     DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Despository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.



     EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.



     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.



     SHORT-TERM FIXED-INCOME SECURITIES. The Fund is authorized to invest temporarily in certain short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.



6 | For More Information

RECENT PERFORMANCE




     The following is a discussion of performance for the 12-month period ended December 31, 2000.



     Never before has there been such a dramatic reversal of fortune among divergent investment styles in the span of twelve months. The year 2000 began much like 1999 had ended, with momentum investing still in full swing and many investors gobbling up large-cap growth and "new economy" dot-com stocks simply because their prices were on the rise, all but ignoring company fundamentals, valuations and earnings outlooks. During this time, stocks of many "old economy" industrial blue chip companies were hard hit as investors raised cash by liquidating shares in order to chase ostensibly attractive names in the technology, media and telecommunications sectors. Extreme stock price volatility kept investors' nerves on edge, yet many of these stocks reached new highs. Then, seemingly all at once, the bubble burst. In March, equity markets experienced a considerable turnaround and many investors scrambled to put their money in more secure places -- namely, well-established companies with realized earnings and realistic growth prospects. From its peak in mid-March through the end of the year, the tech-heavy NASDAQ fell by over 50%, leaving many investors shell-shocked. In contrast, beleaguered value indices began to gather up strength and post strong returns. In that regard, the mid-cap value segment benefited twofold: investors not only returned to value but also moved down the capitalization scale to seek stocks of smaller, well-established companies. This phenomenon was evidenced by the strong annual performance of the S&P MidCap 400/BARRA Value Index, which was up an astounding 27.8% compared to the S&P 500's LOSS of 9.1%.



     We are pleased to report that our disciplined, value-based investment approach rewarded shareholders well in 2000, as the Mid-Cap Value Portfolio posted strong positive returns for the year that significantly outperformed the S&P MidCap 400/BARRA Value Index. Our solid performance during the year was largely driven by robust gains in our stocks of healthcare, energy, financial services and electric utility companies. The healthcare services sector experienced improving fundamentals all year, a trend that we believe will continue to benefit the recent strong performance of our holdings. Our stocks of energy companies benefited from rising oil prices during the year, and stocks of electric utility companies profited from industry deregulation -- raising interest among investors in what was once perceived to be a slow-growing and dull industry. Finally, insurance stocks have accounted for virtually all of our financial services exposure for the last two years, and we benefited greatly from our ownership of them.



     We were able to largely sidestep the correction in the technology sector by investing selectively in stocks of medical technology companies that remained afloat based on their solid fundamentals, healthy profits and realistic profit projections. Additionally, our lack of exposure to stocks of telecommuncation companies also helped overall performance during the year, as that sector has seen a nine-month valuation correction.



     Nevertheless, we did have a few disappointments in the portfolio. In particular, a few retail and food company stocks in the consumer sector suffered, holding down performance in that area. Previous interest rate hikes, higher fuel costs and an abnormally cool summer caused many consumers to retrench spending resulting in earnings shortfalls for some companies. In many cases though, the problems were generally company specific and our broad diversification muted their impact on the portfolio.



                                                        For More Information | 7

                             Financial Information
FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period ended December 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the period ended December 31, 2000, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share. The total return information for the portfolio shown in the table below does not reflect expenses of a separate account or any variable contracts. If such charges were included, the total return figures would be lower for the period shown.



---------------------------------------------------------------------------------------------------------------------------
                                                                                       MID-CAP VALUE PORTFOLIO - CLASS VC

                                                                                    ---------------------------------------
                                                                                              Period Ended December 31,(a)

Per Share Operating Performance:                                                                  2000             1999
                                                                                                  ----             ----
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $9.87            $10.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment Income                                                                             .26(d)            .05(d)
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
------------------------------------------------------------------------------------------------------------------------------
  (loss) on investments                                                                           4.80              (.13)
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                  5.06              (.08)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                            (.11)             (.05)
------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                                (.44)               --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                               (.55)             (.05)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                  $14.38             $9.87
------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                                                                  52.45%             (.82)%(c)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:(c)
------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions                                                 .00%              .00%(c)
------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions                                                1.56%             1.09%(c)
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                            2.11%              .51%(c)
==============================================================================================================================

                                                                                               Period Ended December 31,(a)
                                                                                    ---------------------------------------
SUPPLEMENTAL DATA:                                                                              2000                1999
                                                                                                ----                ----
NET ASSETS, END OF PERIOD (000)                                                                 $3,578              $532
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                          56.42%            22.92%
---------------------------------------------------------------------------------------------------------------------------


(a) From commencement of operations for Class VC: 9/15/99.
(b) Total return assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Calculated using average shares outstanding during the period.


8 | Financial Information

LINE GRAPH COMPARISON


     Immediately below is a comparison of a $10,000 investment in Class VC shares to the same investment in the Russell Mid-Cap Index and the S&P MidCap 400/Barra Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less.


----------------------------------------------------------------

[LINE GRAPH]
[PLOT POINTS]

Past performance is no guarantee of future results.


                                 The Fund          Russell         S&P Mid-Cap
                            (Class VC shares)      Mid-Cap         Barra Value
                              at net asset value    Index(1)          Index(1)
              9/15/1999           $10,000
              9/30/1999            $9,660         $10,000           $10,000
             12/31/1999            $9,867         $11,723           $10,727
              3/31/2000           $10,932         $12,905           $11,400
              6/30/2000           $11,708         $12,322           $11,097
              9/30/2000           $13,113         $13,162           $12,545
             12/31/2000           $15,041         $12,690           $13,714

Fiscal Year-end 12/31


----------------------------------------------------------------
                    Average Annual Total Return
             For The Periods Ending December 31, 2000

                       1 YEAR               10 YEARS (OR LIFE)
----------------------------------------------------------------
Class VC(2)             52.40%                    37.07%
----------------------------------------------------------------




(1) Performance for the unmanaged indices does reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 9/30/99.


(2)  The Class VC shares were first offered on 9/15/99.

                                                       Financial Information | 9

Additional Information

     This prospectus is intended for use in connection with a Variable Contract Plan. More information on this Fund is available free upon request, including:

     ANNUAL/SEMI-ANNUAL REPORT

     Describes the Fund, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and investment strategies.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


     Both the SAI and the prospectus may be obtained, without charge, by writing to the Fund or by calling 800-272-1642 with respect to the Variable Contracts of Midland National Life Insurance Company; and 800-752-7215 with respect to the Variable Contracts of Sun Life of Canada (U.S.).


[SIDENOTE]

To Obtain Information


BY TELEPHONE. Call the Fund at: 888-522-2388


BY MAIL. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


VIA THE INTERNET. LORD, ABBETT & CO.
www.LordAbbett.com


Text only versions of Fund documents can be viewed online or downloaded from:

SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.






                    [LORD ABBETT INVESTMENT MANAGEMENT LOGO]
            A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973


     Lord Abbett Series Fund, Inc.                                LASF-MCV-1-501
            Mid-Cap Value Portfolio                                       (5/01)





                            SEC FILE NUMBER: 811-5876

LORD ABBETT
Series Fund


Bond-Debenture Portfolio
















May 1, 2001
PROSPECTUS


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               Table of Contents

The Fund                                                  Page

What you should know about the Fund

Goal                                                       2
Principal Strategy                                         2
Main Risks                                                 2
Performance                                                3



Your Investment

Information for managing your Fund account


Purchases and Redemptions                                  4
Distributions and Taxes                                    4
Services Agreement                                         5
Management                                                 5




For More Information

How to learn more about the Fund

Other Investment Techniques                                6

How to learn more about the Fund and other Lord Abbett Funds

Back Cover

                                    The Fund

Goal

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Principal Strategy

     To pursue its goal, the Fund normally invests in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks. Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities of various types. At least 20% of the Fund's assets must be invested in any combination of investment grade securities, U.S. Government securities and cash equivalents.


     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. Through port-folio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce the risks. We seek unusual values, using fundamental, bottom-up research to identify undervalued securities. In recent years, the Fund has found good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and has invested more than half its assets in those securities. Higher yield on debt securities can occur during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns.



     While typically fully invested, at times, the Fund may invest temporarily in short-term fixed income securities, such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


Main Risks


     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.



     There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an


[SIDENOTE]

WE OR THE FUND refers to the Bond-Debenture Portfolio, one of four separate portfolios of the Lord Abbett Series Fund, Inc. (the "Company").


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holdingr securities purchased with the pooled money of investors. The Fund strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 | The Fund

                                                        Bond-Debenture Portfolio


     increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield securities generally is less liquid than the market for higher-rated securities.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

PERFORMANCE


     This prospectus does not show performance information for the Fund because the Fund has not commenced operations for a full calendar year.



                                                                    The Fund | 3

                                Your Investment

PURCHASES AND REDEMPTIONS

     This prospectus offers one class of shares named Bond-Debenture Portfolio that is also referred to in this prospectus as Class VC. Currently, these shares are sold only to separate accounts of insurance companies at net asset value ("NAV"). These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares. In selecting broker/dealers to execute transactions for the Fund's portfolio, if two or more broker/dealers are considered capable of best execution, the Fund may prefer the broker/dealer which has sold Fund shares through the sale of such Variable Contracts.

DISTRIBUTIONS AND TAXES


     The Fund expects to pay its shareholders dividends from its net investment income and distribute net capital gains (if any) as "capital gains distributions" on an annual basis.



     The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury regulations thereunder, that apply to investments by variable annuity contracts and variable life insurance contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55 percent of the value of its total assets in the securities of a single issuer; more than 70 percent of the value of its total assets in the securities of any two issuers; more than 80 percent of the value of its total assets in the securities of any three issuers; or more than 90 percent of the value of its total assets in the securities of any four issuers. For purposes of these requirements, all securities of the same issuer are considered a single investment. In the case of government securities, each U.S. Governmental agency is generally treated as a separated issuer. If the Fund fails to satisfy these diversification requirements, on the last day of a quarter of the calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.



     For information about the federal income tax treatment of distributions to the separate accounts that hold shares in the Fund, please refer to the prospectus for the variable annuity or insurance contract applicable to your investment.



     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


[SIDENOTE]


NAV per Class VC share is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Directors of the Company.


VARIABLE CONTRACTS - usually variable annuities or variable life insurance - allow contract holders to invest a portion of the premiums in mutual funds in order to take advantage of fluctuations in the stock market.


4 | Your Investment

SERVICES AGREEMENT

     Insurance companies will be compensated up to .25 of 1% to service and maintain shareholder accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semi-annual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co. ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     Lord Abbett is entitled to a management fee at an annual rate of .50 of 1% of the Fund's average daily net assets. The fee is calculated daily and payable monthly. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.



     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Christopher J. Towle, Partner of Lord Abbett, heads the team. The other senior members include Richard Szaro, Michael S. Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse Asset Management Associates. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors.



                                                             Your Investment | 5

                              For More Information

OTHER INVESTMENT TECHNIQUES


     This section describes some of the investment techniques that might be used by the Fund and their risks.


     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks generally associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.


     FOREIGN SECURITIES. The Fund may invest up to 20% of its net assets in foreign securities which are primarily traded outside the United States. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.



6 | For More Information

Additional Information


     This prospectus is intended for use in connection with a Variable Contract Plan. More information on this Fund is available free upon request, including:

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


     Both the SAI and the prospectus may be obtained, without charge, by writing to the Fund or by calling: 888-522-2388.


To Obtain Information


BY TELEPHONE. Call the Fund at: 888-522-2388


BY MAIL.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com


Text only versions of Fund documents can be viewed online or downloaded from:

SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.






                    [LORD ABBETT INVESTMENT MANAGEMENT LOGO]
            A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973




        Lord Abbett Series Fund, Inc.                              LASF-BD-1-501
               Bond-Debenture Portfolio                                   (5/01)



                           SEC FILE NUMBERS: 811-5876

--------------------------------------------------------------------------------
LORD ABBETT

Statement of Additional Information                                  May 1, 2001
--------------------------------------------------------------------------------


                          LORD ABBETT SERIES FUND, INC.
                            Bond-Debenture Portfolio
                           Growth and Income Portfolio
                             International Portfolio
                             Mid-Cap Value Portfolio

--------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement o f Additional Information relates to, and should be read in conjunction with, the Prospectuses dated May 1, 2001.

Shareholder inquiries should be made by directly writing to the Lord Abbett Series Fund, Inc. or by calling 800-874-3733. The Annual Report to Shareholders is available without charge, upon request by calling that number.

Shareholders of the Growth and Income Portfolio can also make inquiries by calling: 800-342-6307 with respect to Variable Contracts of Conseco (formerly known as Great American Reserve Insurance Company); 800-752-7215 with respect to the Variable Contracts of Sun Life of Canada (U.S.); 800-272-1642 with respect to the Variable Contracts of Midland National Life Insurance Company; and 800-4490713 with respect to the Variable Contracts of First Variable Life Insurance Company.


Shareholders of the Mid-Cap Value Portfolio and the International Portfolio can also make inquiries by calling 800-272-1642 with respect to the Variable Contracts of Midland National Life Insurance Company; and 800-752-7215 with respect to the Variable Contracts of Sun Life of Canada (U.S.).



       TABLE OF CONTENTS                                             PAGE

       1.  Fund History                                              2
       2.  Investment Policies                                       2
       3.  Management of the Fund                                    11
       4   Control Persons and Principal Holders of Securities       14
       5.  Investment Advisory and Other Services                    15
       6.  Brokerage Allocations and Other Practices                 16
       7.  Capital Stock and Other Securities                        17
       8.  Purchases, Redemptions and  Shareholder Services          18
       9.  Taxation of the Fund                                      18
       10. Underwriter                                               20
       11. Performance                                               20
       12. Financial Statements                                      21

                                       1.
                                  FUND HISTORY

Lord Abbett Series Fund, Inc. (the "Company") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company was incorporated under Maryland law in 1989. The Company has four funds or portfolios, Bond-Debenture Portfolio, Growth and Income Portfolio, International Portfolio, and Mid-Cap Value Portfolio (each individually the "Fund", or collectively the "Funds"). Bond-Debenture Portfolio, International Portfolio, and Mid-Cap Value Portfolio are separate classes of the Company. Growth and Income Portfolio is a separate series of the Company with two classes of shares -- Variable Contract Class ("Class VC") and Pension Class. The Fund's Prospectuses and this Statement of Additional Information offer only Growth and Income Class VC, Bond-Debenture Portfolio, International Portfolio, and Mid-Cap Value Portfolio shares. The Funds' Prospectuses and this Statement of Additional Information also refers to the shares of Bond-Debenture Portfolio, International Portfolio, and Mid-Cap Value Portfolio as "Class VC shares."


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS.

GROWTH AND INCOME PORTFOLIO. The Growth and Income Portfolio is subject to the following fundamental investment restrictions, that cannot be changed without the approval of a majority of the Fund's respective shareholders.

The Fund may not:

     (1) sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities;

     (2) buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below;

     (3) borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Fund's investment is deemed to be inconvenient or disadvantageous);

     (4) invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described under "Restricted or Not Readily Marketable Securities for the Growth and Income Portfolio" below;

     (5) act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described under "Restricted or Not Readily Marketable Securities for the Growth and Income Portfolio" below;

     (6) lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Fund to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of a Fund's assets);

     (7) pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options;

     (8) buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

     (9) invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation;

     (10) buy securities if the purchase would then cause the Fund to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities;

     (11) buy voting securities if the purchase would then cause the Fund to own more than 10% of the outstanding voting stock of any one issuer;

     (12) own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Investment Manager or sub-adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities;

     (13) concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes;

     (14) buy securities from or sell securities to the Fund's officers, directors, or employees, or to the Investment Manager or sub-adviser or to their partners, directors and employees; or

     (15) issue senior securities to the extent such issuance would violate applicable law.

The Fund's investment objectives described in the Prospectus and the Fund's investment restrictions described above in this Statement of Additional Information can both be changed only with the approval of a majority of the outstanding shares of the affected Fund.


BOND-DEBENTURE PORTFOLIO, INTERNATIONAL PORTFOLIO AND MID-CAP VALUE PORTFOLIO.

The Bond-Debenture Portfolio, International Portfolio, and Mid-Cap Value Portfolio are subject to the following investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shareholders.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with investment restrictions will be determined at the time of purchase or sale of the portfolio investments.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.


GROWTH AND INCOME PORTFOLIO, BOND-DEBENTURE PORTFOLIO, INTERNATIONAL PORTFOLIO AND MID-CAP VALUE PORTFOLIO.

In addition to the policies in each Fund's prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Directors without shareholder approval. If and to the extent that any Non-Fundamental Investment Restriction conflicts or appears to conflict with a Fundamental Investment Restriction, the Fundamental Investment Restriction shall govern.

Each Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment), except for the Growth and Income Portfolio which shall not invest more than 5%, in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors;

     (4) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law;

     (5) invest in securities of issuers that, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Company or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants that are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

PORTFOLIO TURNOVER RATE. For the fiscal years ended December 31, 2000 and 1999, the portfolio turnover rate was 42.00% and 188.35%, respectively, for Growth and Income Portfolio; 18.68% and 38.29%, respectively, for International Portfolio; and 56.42% and 22.92%, respectively, for Mid-Cap Value Portfolio. The Bond-Debenture Portfolio has not commenced operations. For the first year of operation it expects the portfolio turnover rate to be between 100% and 200%.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. While some of these techniques involve risk when used independently, each Fund intends to use them to reduce risk and volatility in its portfolios.

BORROWINGS. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.


CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.


DEBT SECURITIES. Each Fund may invest in bonds or other debt securities. However, not more than 5% of its assets will be invested in high-yield debt securities, except Bond-Debenture Portfolio will invest at least 65% in such securities. High-yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds, and their prices can be much more volatile.


DEPOSITORY RECEIPTS. Each Fund may invest in sponsor and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.

EQUITY SECURITIES. As stated in the Prospectus, under normal circumstances, each Fund, except Bond-Debenture Portfolio, invests at least 65% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, stock purchase rights, and similar instruments. Common and preferred stocks represent an ownership interest in a corporation. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Funds hold may decline over short or extended periods. The stock markets tend to buy cyclical, with periods of generally rising stock prices and other periods of generally declining prices. The volatility of equity securities may cause the value of an investment in the Fund to rapidly decrease.


FOREIGN SECURITIES. The International Portfolio may invest all of its assets in foreign securities that are traded outside the United States. The Growth and Income Portfolio, Bond-Debenture Portfolio, and Mid-Cap Value Portfolio may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.


Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Each Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may seek Board authorization to engage in futures and options on futures transactions in accordance with its investment objective and policies.


Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded; although, the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.


Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present the following risks:


     - While a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.


     - Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained, and a Fund may be exposed to additional risk of loss.


     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


     - Futures markets are highly volatile, and the use of futures may increase the volatility of each Fund's NAV.


     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.


     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


STOCK INDEX FUTURES CONTRACTS. Each Fund believes it may reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities.


The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.


Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.


ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:


-    Domestic and foreign securities that are not readily marketable.


- Repurchase agreements and time deposits with a notice or demand period of more than seven days.

- Certain restricted securities, unless the Board of Directors determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.


144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests.


Each Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500 Index.


LENDING PORTFOLIO SECURITIES. Although each Fund has no current intention of doing so, each Fund may seek Board authorization to lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund's loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.


By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities;
(v) it may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Directors must terminate the loan and regain the right to vote the securities. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.


OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.


A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. A Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.


The purchase and writing of options is a highly specialized activity that involves special investment risks. A Fund may use options for hedging or cross hedging purposes. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Funds' transaction costs.


PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants that are not listed on the New York Stock Exchange ("NYSE") or AMEX in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.


Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.


Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.


Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.


SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is opened each Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.


Short selling is speculative and involves greater risks than investing in stocks. An investment in the Fund may be more volatile than investments in many other mutual funds. Because short sales require the Fund to deliver the stock involved in the short sale at a price determined at the time the transaction was originally entered into, later increases in the price of such stock could result in significant losses to the Fund. Unlike stock investments, these losses could be significantly larger than the Fund's original investment in the transaction, could be potentially unlimited and may result from general market forces, such as a lack of stock available for short sellers to borrow for delivery, or improving conditions with a company. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the stock sold. A broker or other lender may request that the borrowed stock be returned on short notice, and if that occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur resulting in significant increases in the market price of a stock. As a result, the Fund may be required to replace the stock sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. In addition, occasionally a stock may have significant increases in value immediately upon the stock market opening, which can result in significant losses to short sellers, including the Fund. The Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.


SHORT-TERM FIXED INCOME SECURITIES. Each Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:


- Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.


- Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.


- Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.


- Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.


- Repurchase agreements collateralized by these securities. Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price.

RESTRICTED OR NOT READILY MARKETABLE SECURITIES FOR THE GROWTH AND INCOME PORTFOLIO. Although the Growth and Income Portfolio has no current intention of investing in such securities in the foreseeable future, the Fund may invest up to 5% of the value of the Fund in securities with legal or contractual restrictions on resale ("restricted securities") (including securities qualifying for resale under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities, restricted securities, repurchase agreements with maturities of more than seven days and over-the-counter options), other than repurchase agreements and those restricted securities which have a liquid market among certain institutions, including the Fund, and in securities which are not readily marketable.


WHEN-ISSUED TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When a Fund enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


                                       3.
                             MANAGEMENT OF THE FUND

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund.

The following Director is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director, or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President.  Age 56.
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, DIRECTOR
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York


Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.



STEWART S. DIXON, DIRECTOR
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age 70.

C. ALAN MACDONALD, DIRECTOR
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co. and Samco Fund, Inc. Samco Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing General Partner of Lord Abbett. Age 67.



THOMAS J. NEFF, DIRECTOR
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Funds and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the funds' equity-based retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


                      For the Fiscal Year Ended December 31, 2000

      (1)                  (2)                       (3)                             (4)
                                                     Equity-Based                    For Year Ended
                                                     Retirement Benefits             December 31, 2000
                                                     Accrued by the                  Total Compensation
                           Aggregate                 Company and                     Paid by the Fund and
                           Compensation              Twelve Other Lord               Twelve Other Lord
                           Accrued by                Abbett-sponsored                Abbett-sponsored
Name of Director           the Funds(1)              Funds(2)                        Funds(3)
----------------           -------------             --------------------            --------------------
E. Thayer Bigelow          $168                      $19,491                         $60,000
Stewart S. Dixon           $176                      $35,872                         $62,900
C. Alan MacDonald          $167                      $29,308                         $59,500
Thomas J. Neff             $171                      $21,765                         $61,200

1. Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under that plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the Funds.

     The amounts of the aggregate compensation payable by the Funds as of December 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $9,670; Mr. Dixon, $8,491; Mr. MacDonald, $7,984; and Mr. Neff, $13,931.


2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 2000.

3. The fourth column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

                     ----------------------------------------------

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Hudson, Morris, Salzmann, Towle, and Ms. Binstock are partners of Lord Abbett; the others are employees:

EXECUTIVE VICE PRESIDENT
W. Thomas Hudson, Jr., age 59;

Robert G. Morris, age 56;

Eli M. Salzmann, age 37 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);

Christopher J. Towle, age 43;

Edward K. von der Linde, age 40;

VICE PRESIDENTS
Thomas J. Baade, age 36 (with Lord Abbett since 1998, formerly Vice President/Bond Analyst at Smith Barney Inc.);

Eileen K. Banko, age 33;

Joan A. Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

Zane E. Brown, age 49;

David G. Builder, age 47 (with Lord Abbett since 1998, formerly Associate Director at Bear, Stearns from 1996 to 1998; prior thereto Equity Analyst at Weiss, Peck & Greer from 1994 to 1995);

Daniel E. Carper, age 49;

Michael S. Goldstein, age 32 (with Lord Abbett since 1997, formerly Assistant Vice President at Credit Suisse Asset Management Associates);

Howard Hansen, age 39;

Paul A. Hilstad, age 58;

Ellen G. Itskovitz, age 43 (with Lord Abbett in 1998, formerly Vice President of Credit Research/Corporate Finance at ING Baring Securities, Inc.);

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc.);

Maren Lindstrom, age 38 (with Lord Abbett since 2000, formerly Director Convertible Sales at Warburg Dillion Read from 1999 to 2000, prior thereto President-Convertible Sales at Deutsche Bank Securities Inc. from 1998 to 1999, prior thereto Portfolio Manager of Nicholas Applegate Capital Management);

A. Edward Oberhaus, age 41;

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);

Richard S. Szaro, age 58;

TREASURER

Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997).


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.


                                       4.
                  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 4, 2001 our officers and trustees, as a group, owned less than 1% of the Growth and Income Portfolio's outstanding shares. As of April 4, 2001 the following were record holders of 5% or more of the Growth and Income Portfolio's outstanding shares:


         Sun Life of Canada (US)                     65.36%
         P.O. Box 9134
         Boston, MA  02117-9134

         Conseco Variable Insurance Co.              23.04%
         P.O. Box 1911
         Carmel, IN 46082-1911

         First Variable Life Insurance Co.           6.22%
         700 Market Street
         St. Louis, MO  63101-1829


As of April 4, 2001 our officers and trustees, as a group, owned less than 1% of the International Portfolio's outstanding shares. As of April 4, 2001 the following were record holders of 5% or more of the International Portfolio's outstanding shares:


         Midland National Life
           Insurance Company (Annuity)               29.06%
         1 Midland Plaza
         Sioux Falls, SD  57193-0002


                                       14

         Midland National Life
           Insurance Company                         15.51%
         1 Midland Plaza
         Sioux Falls, SD  57193-0002


As of April 4, 2001 our officers and trustees, as a group, owned less than 1% of the Mid-Cap Value Portfolio's outstanding shares. As of April 4, 2001 the following were record holders of 5% or more of the Mid-Cap Value Portfolio's outstanding shares:


         Midland National Life
           Insurance Company (Annuity)               50.19%
         1 Midland Plaza
         Sioux Falls, SD  57193-0002

         Midland National Life
           Insurance Company                         34.83%
         1 Midland Plaza
         Sioux Falls, SD  57193-0002

As of April 4, 2001 there were no record holders of the Bond-Debenture Portfolio's outstanding shares.


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in each of the Prospectuses, Lord Abbett is the Company's investment manager. Seven of the general partners of Lord Abbett are officers and/or directors of the Company and are identified as follows: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, W. Thomas Hudson, Robert G. Morris, and Christopher J. Towles. The other general partners of Lord Abbett are Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Stephen I. McGruder, Michael B. McLaughlin, Robert J. Noelke, Mark R. Pennington and John J. Walsh. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

The services performed by Lord Abbett are described under "Management" in each Fund's Prospectus. Under the Management Agreement, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the Growth and Income Portfolio's; .75 of 1% of the Mid-Cap Value Portfolio's; and 1.00% of the International Portfolio's average daily net assets. In addition, the Funds are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett has entered into a sub-investment management agreement with Fuji-Lord Abbett International, LTD. ("sub-adviser"). The sub-adviser furnishes investment advisory services in connection with the management of International Portfolio. Lord Abbett had a minority interest in the sub-adviser, but disposed of its interest in December 2000. The sub-adviser changed its name to Fuji Investment Management Co. (Europe) Ltd. Effective June 1, 2001, the International Portfolio will terminate its Sub-Investment Management Agreement with Fuji Investment Management Co. (Europe) Ltd. After this termination, Lord Abbett, the Fund's investment adviser, will manage the Fund. Lord Abbett pays for the cost of the sub-adviser's services.


For the fiscal years ended December 31, 2000, 1999, and 1998, Lord Abbett received $280,772, $152,068, and $3,070,876, respectively, in management fees with respect to the Growth and Income Portfolio.

For the fiscal years ended December 31, 2000 and 1999, the management fee was
 .75 of 1% and was waived by Lord Abbett with respect to the Mid-Cap Value Portfolio, and, except for this waiver, would have amounted to $9,468 and $1,094.


For the fiscal years ended December 31, 2000 and 1999, the management fee was 1.00% and was waived by Lord Abbett with respect to the International Portfolio, and, except for this waiver, would have amounted to $9,133 and $1,634.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or assume other expenses of the Funds.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, serves as the principal underwriter for the Funds.

CUSTODIAN
The Bank of New York ("BNY"), 48 Wall Street, New York, New York, 10286, is teach Fund's custodian. BNY may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Funds in foreign countries and to hold cash and currencies for the Funds. In accordance with the requirements of Rule 17f-5, the Fund's Board of Directors have approved arrangements permitting foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT

UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for the Funds.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Funds and must be approved at least annually by our Board of Directors to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds including the examination of financial statements included in our Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading as well for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Funds have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of a Fund and/or shares of other Lord Abbett-sponsored funds, who have provided investment research, statistical, or other related services to the Funds.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal years ended December 31, 2000, 1999, and 1998, we paid total brokerage commissions on transactions of securities to independent broker-dealers of $106,866, $56,189, and $395,908, respectively, for the Growth and Income Portfolio. For the period ended December 31, 2000 and 1999, we paid total brokerage commissions on transactions of securities to independent broker-dealers of $8,983 and $2,112, for the Mid-Cap Value Portfolio. For the fiscal year ended December 31, 2000, we paid total brokerage commissions on transactions of securities to independent broker-dealers of $3,244 and $3,569, for the International Portfolio. For the fiscal year ended December 31, 2000 and 1999, we paid total brokerage commissions on transactions of securities to independent brokers-dealers of $0, for the Bond-Debenture Portfolio.


                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as each Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

The Fund's By-Laws provide that the Funds shall not hold meeting of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called at the request of a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of a Fund's outstanding shares and entitled to vote at the meeting. When any such meeting is held, the stockholders will elect directors of the Funds.


                                       8.
                             PURCHASES, REDEMPTIONS
                            AND SHAREHOLDER SERVICES

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.


                                       9.
                              TAXATION OF THE FUND

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, each Fund will be relieved of federal income taxes on the amount it timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Each Fund contemplates declaring as dividends substantially all of its net investment income.


A regulated investment company generally is subject to a 4 percent non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund generally intends to distribute to shareholders an amount adequate to avoid the imposition of such excise tax.


The writing of call options and other investment techniques and practices that a Fund may use may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund.


If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the

Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the passive foreign investment a company, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a "mark-to-market" election with respect to its investment in a passive foreign investment company, gain or loss would be considered realized at the end of each taxable year of the Fund, even if the Fund continued to hold investments and would be treated as ordinary income or loss to the Fund.


TAX TREATMENT OF VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

For variable annuity and variable life insurance contracts to receive favorable tax treatment, certain diversification requirements must be satisfied. To determine whether the diversification requirements are satisfied, an insurance company that offers variable annuity and variable life insurance contracts generally may look through to the assets of a regulated investment company in which it owns shares if, among other requirements, all the shares of the regulated investment company are held by segregated asset accounts of insurance companies. This provision permits a segregated asset account to invest all of its assets in shares of a single regulated investment company without being considered nondiversified. This "look through" treatment typically increases the diversification of the portfolio, since a portion of the assets underlying the interest are considered to be held by the segregated asset account. Because each Fund expects that this look-through rule will apply in determining whether the diversification requirements are satisfied with respect to the variable contracts of insurance companies that own shares in the Fund, each Fund intends to comply with these requirements.

The diversification requirements can be satisfied in two ways. First, the requirements will be satisfied if each Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. For purposes of this diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. Alternatively, the diversification requirements will be satisfied with respect to Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of each Fund's total assets consists of cash, cash items (including receivables), U.S. government securities, and securities of other regulated investment companies, and (ii) each Fund satisfies separate diversification requirements applicable to all regulated investment companies. To satisfy these latter requirements, each Fund at the end of each quarter of its taxable year must invest (i) at least 50 percent of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally in respect of any one issuer to not more than 5 percent of the value of the total assets of the Fund and not more than 10 percent of the outstanding voting securities of the issuer, and (ii) not more than 25 percent of the value of its total assets in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses.


A Fund will be considered to be in compliance with the diversification requirements if adequately diversified on the last day of each calendar quarter. A Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy in value of its assets and diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable to the acquisition.


If both a Fund and a separate account investing in the Fund are not adequately diversified at the required time, a Variable Contract based on the separate account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income and gains will be subject to current federal taxation at ordinary income rates. The Variable Contract will also remain subject to a current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods.


The Treasury Department may issue future regulations or rulings or seek legislative changes addressing the circumstances in which a Variable Contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any regulations, rulings, or legislative change.

In the event that there is a legislative change or rulings or regulations are issued, there can be no assurance that the Fund will be able to operate as currently described, or that the Trust will not have to change a Fund's investment objective or investment policies. While a Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Funds may be modified as necessary to prevent any such prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Fund.


For a discussion of the tax consequences to owners of variable annuity and variable life insurance contracts, please see the prospectuses of the separate accounts of the insurance companies that offer variable life and variable annuity contracts. Because everyone's tax situation is unique, you also should consult your tax adviser regarding the tax consequence of owning variable contracts under the federal, state, and local tax rules that apply to you.


The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents, United States domestic corporations, partnerships, trusts and estates). If you are not a United States person, you should consult your tax adviser regarding the United States and foreign tax consequences of ownership in shares of the Funds, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of the United States gift and estate tax regime.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor, LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. Each Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for Class VC shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

Using the computation described above, the Growth and Income Portfolio's average annual compounded rates of total return for the one-year, five-years, and ten-years period ending December 31, 2000, were 15.70%, 17.83%, and 17.71%, respectively. For the Mid-Cap Value Portfolio's average annual compounded rates of total return for the one-year period ending December 31, 2000, was 52.40%, and the International Portfolio's average annual compounded rates of total return for the one-year period ending December 31, 2000, was -25.00%.

These figures represent past performance, and you should be aware that the investment return and principal value of a Fund's investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. A yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, or other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.


                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2000 with respect to Growth and Income Portfolio, Mid-Cap Value Portfolio, and International Portfolio, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Report to Shareholders of the Lord Abbett Series Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                          LORD ABBETT SERIES FUND, INC.
                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 19 (the "Amendment") to the Registrant's Registration Statement relates only to Class VC of the Growth and Income Portfolio; the International Portfolio; the Mid-Cap Value Portfolio; and the Bond-Debenture Portfolio of the Lord Abbett Series Fund, Inc.


Item 23.  Exhibits

     (a) ARTICLES OF INCORPORATION. Articles of Restatement incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed 4/29/98.

     (b)  BY-LAWS. AMENDED AND RESTATED FILED HEREWITH.

     (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS incorporated by reference.

     (d) INVESTMENT ADVISORY CONTRACTS incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed 4/2/90.
          (1) ADDENDUM TO MANAGEMENT AGREEMENT DATED MARCH 17, 1999, FILED HEREWITH.

     (e) UNDERWRITING CONTRACTS. Form of Distribution Agreement incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed 10/28/96.

     (f) BONUS OR PROFIT SHARING CONTRACTS. EQUITY BASED PLANS FOR NON-INTERESTED PERSON DIRECTORS AND TRUSTEES OF LORD ABBETT FUNDS. FILED HEREWITH.

     (g)  CUSTODIAN AGREEMENTS incorporated by reference.

     (h)  OTHER MATERIAL CONTRACTS incorporated by reference.

     (i)  CONSENT TO LEGAL OPINION. FILED HEREWITH.

     (j)  CONSENT OF INDEPENDENT AUDITORS. FILED HEREWITH.

     (k) OMITTED FINANCIAL STATEMENTS incorporated by reference to 2000 Annual Report on Form N-30D filed on March 7, 2001 (Accession No. 0000855396-01-000002).

     (l)  INITIAL CAPITAL AGREEMENTS incorporated by reference.

     (m) RULE 12b-1 PLAN. Incorporated by reference to Post Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed 10/28/96.

     (n)  FINANCIAL DATA SCHEDULE. Not applicable.

     (o) RULE 18f-3 PLAN Incorporated by reference to Post Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed 10/28/96.

     (p)  CODE OF ETHICS. FILED HEREWITH.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

          None.

Item 25.  INDEMNIFICATION

          All Directors, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          In addition, Registrant maintains a Directors'/Trustees' and officers' errors and omissions liability insurance policy protecting Directors/Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Director/Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Lord, Abbett & Co. acts as investment adviser for twelve other investment companies and as investment adviser to approximately 8,300 private accounts as of December 31, 2000. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity.


Item 27.  PRINCIPAL UNDERWRITERS

     (a)  Lord Abbett Affiliated Fund, Inc.
          Lord Abbett Bond-Debenture Fund, Inc.
          Lord Abbett Developing Growth Fund, Inc.
          Lord Abbett Global Fund, Inc.
          Lord Abbett Investment Trust
          Lord Abbett Mid-Cap Value Fund, Inc.
          Lord Abbett Research Fund, Inc.
          Lord Abbett Securities Trust
          Lord Abbett Tax-Free Income Fund, Inc.
          Lord Abbett Tax-Free Income Trust
          Lord Abbett U.S. Government Money Market Fund, Inc.


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

     (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. The partners of Lord, Abbett & Co., who are also officers of the Registrant are:

             Name and Principal                 Positions and Offices
             Business Address (1)               with Registrant
             --------------------               ---------------------

             Robert S. Dow                      Chairman and President
             W. Thomas Hudson, Jr.              Executive Vice President
             Robert G. Morris                   Executive Vice President
             Eli M. Salzmann                    Executive Vice President
             Christopher J. Towle               Executive Vice President
             Paul A. Hilstad                    Vice President & Secretary
             Joan A. Binstock                   Vice President
             Zane E. Brown                      Vice President
             Daniel E. Carper                   Vice President

          The other general partners of Lord, Abbett & Co. who are neither officers nor Directors of the Registrant are Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Stephen J. McGruder, Michael McLaughlin, Robert J. Noelke, and R. Mark Pennington.

          Each of the above has a principal business address: 90 Hudson Street, Jersey City, New Jersey 07302-3973

     (c)  Not applicable

Item 28   LOCATION OF ACCOUNTS AND RECORDS

          Registrant maintains the records, required by Rules 31a - 1(a) and
          (b), and 31a - 2(a) at its main office.

          Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

          Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29   MANAGEMENT SERVICES

          None

Item 30   UNDERTAKINGS

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rules 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey on the 26th day of April, 2001.


                                     BY:   /s/ CHRISTINA T. SIMMONS
                                           Christina T. Simmons
                                           Vice President & Assistant Secretary

                                     BY:   /s/ FRANCIE W. TAI
                                           Francie W. Tai
                                           Treasurer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                     Title                           Date

                               Chairman, President
/s/ Robert S. Dow*               and Director/Trustee               4/26/01
-------------------------      --------------------------      -----------------
Robert S. Dow


/s/ E. Thayer Bigelow*         Director/Trustee                     4/26/01
-------------------------      --------------------------      -----------------
E. Thayer Bigelow


/s/ Stewart S. Dixon*          Director/Trustee                     4/26/01
-------------------------      --------------------------      -----------------
Stewart S. Dixon


/s/ C. Alan MacDonald*         Director/Trustee                     4/26/01
-------------------------      --------------------------      -----------------
C. Alan MacDonald


/s/ Thomas J. Neff*            Director/Trustee                     4/26/01
-------------------------      --------------------------      -----------------
Thomas J. Neff


                                     *BY:     /s/ CHRISTINA T. SIMMONS
                                              Christina T. Simmons
                                              Attorney-in-Fact


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